UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2022

KUN PENG INTERNATIONAL LTD.

Formerly known as CX Network Group Inc.

Nevada	333-169805	EIN 32-0538640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1F, Building 3, No. 1001, Huihe South Street Banbidian Village Gaobeidian Town, Chaoyang District Beijing, PRC	100025
(Address of Principal Executive Offices)	(Zip Code)

+86 -1087227012

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable

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5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2022, a Certificate of Amendment was approved by joint written consent of the Board of Directors and the Majority Consenting Stockholder holding 55.5% of the total issued and outstanding shares of common stock of Kun Peng International Ltd., a Nevada corporation (the “Corporation”) to increase the authorized number of shares of the Corporation’s $0.0001 par value common stock (the “Common Stock”) from 200,000,000 shares to 1,000,000,000 shares of Common Stock.

Thus, upon the filing of the Certificate of Amendment, the Corporation’s authorized capital shall consist of: (i) 1,000,000,000 shares of par value $0.0001 Common Stock; and (ii) 10,000,000 shares of par value $0.0001 Preferred Stock, which may be issued in series and with such voting powers, designations, preferences, limitations, restrictions, and relative rights as the Board of Directors shall determine in its sole discretion.

A copy of the Certificate of Amendment is attached as an exhibit to the Joint Written Consent of the Board of Directors and Majority Consenting Stockholders of the Corporation as Exhibit 99.1 to this Form 8-K. The amendment to the Corporation’s Articles of Incorporation is effective as of the date of acceptance by the Secretary of State of the State of Nevada.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 25, 2022, a majority of the Corporation’s shareholders entitled to vote through a written consent, approved the increase in the authorized number of shares of Common Stock and the filing of the Certificate of Amendment to the Articles of Incorporation so that the Corporation shall have 1,010,000,000 authorized shares of capital stock with 1,000,000,000 shares designed as $0.0001 par value Common Stock and 10,000,000 designated as $0.0001 par value Preferred Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Two Non-Executive Independent Directors

On August 25, 2022, the Board of Directors appointed Ms. Lili Zhang and Ms. Lingya Jia as non-executive independent members of the Board of Directors of the Corporation to serve until the next meeting of the Board of Directors of the Corporation following the Annual Shareholder’s meeting or until her respective successor shall have been elected.

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Biographies

Ms. Lili Zhang is a non-executive independent member of the Board of Directors. Ms. Zhang has thirteen years of experience in high-end international financial planning industry developing an expertise in private placement, asset allocation, trust, insurance, and other industries. Currently, Ms. Zhang is employed as an assistant to the president of America Great Health co-managing important issues.

From 2014 to 2020, Ms. Zhang was employed for a period of 7 years as a senior financial manager in Zhongtian Jiahua Wealth Management Co. Ltd. and for a period of 3 years with Wells Fargo Chase Asset Management Co. Ltd., providing a full range of asset allocation, trust, asset management, private equity, equity investment, overseas immigration, Hong Kong insurance and other investment products for high-end customers. From 2012 to 2014, Ms. Zhang served as a VIP account manager in DBS Beijing Branch providing comprehensive asset allocation consulting for middle and high-end clients and whose performance ranked first in Beijing Branch and third in Northern region in China. From 2009 to 2012, Ms. Zhang was employed at the Beijing Branch of ICBC AXA Life Insurance Co., LTD. (ICB-AXA) where her duties included assisting the company in actively fulfilling the business targets established by AXA Holding Company in France and providing customized health protection and asset preservation planning services for clients.

Ms. Zhang graduated from Nankai University in the People’s Republic of China with a bachelor’s degree in 2007. She currently has permanent residency in the United States and is also qualified as an insurance agent and fund practitioner in China.

Ms. Lingya Jia is a non-executive independent member of the Board of Directors. Ms. Jia has an extensive background in international business relations and brand crisis management with a wide range of experience in the capital markets, business researching and marketing communication advertisements.

From 2018 to 2021, Ms. Jia served as the brand product marketing director of CV China, an influential VC/PE media organization in the People’s Republic of China, where she was responsible for several listed companies in communication training and business plan guidance, capital market analysis reports and other brands’ external cooperation. From 2016 to 2018, Ms. Jia worked at Edelman International PR (PRC) Co. Ltd., the branch of a large independent communications group in the United States, as the account executive of market communication, branding promotion and analysis for tech clients, including Tencent Ads BU, a smartphone vendor Vivo and other international brands.

Ms. Jia graduated from University of Bath (UK) with a Master’s in Arts with International Relations studies in 2015 and Shanghai International Studies University with a Bachelor’s in Management. During this time, Ms. Jia also obtained related qualifications of fund and securities in the People’s Republic of China.

Item 7.01. Regulation FD Disclosure

On August 25, 2022, the Company’s Board of Directors approved a certificate of amendment to its Articles of Incorporation in order to effectuate a 10 for 1 forward stock split (the “Stock Split”) of its outstanding Common Stock. The Board of Directors established a record date of September 16, 2022, for the Stock Split. The Company will file a Certificate of Change with the Secretary of State of Nevada on approximately September 16, 2022. The 10:1 forward split will be effective at 12:01 AM (Eastern Daylight time) on September 17, 2022. Our common stock will begin trading on a post-split basis at the opening of trading on the US markets on September 19, 2022.

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Each shareholder of record as of September 16, 2022 (the “Record Date) will receive ten (10) shares of Common Stock for each one share (1) of Common Stock held as of the record date. No fractional shares of common stock will be issued in connection with the Stock Split. Instead, all shares will be rounded up to the next whole share. In connection with the Stock Split, which did not require shareholder approval under the Nevada corporation law, the number of authorized shares of common stock of the Company was increased as the shares of outstanding common stock were increased in the Stock Split from 200,000,000 authorized shares to 1,000,000,000 authorized shares of Common Stock.

The Company’s transfer agent is Transhare Corp., 15500 Roosevelt Blvd., Suite 301, Clearwater, Florida 33760, telephone: 727.289.0010.

See Press Release attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Kun Peng International Ltd.*

99.1

Joint Written Consent of the Board of Directors and Majority Consenting Stockholder of Kun Peng International Ltd. approving the increase of its authorized capital structure from 200,000,000 shares of $0.0001 par value common stock to 1,000,000,000 shares of $0.0001 par value common stock, and retaining the previously authorized $0.0001 par value preferred shares, which may be issued in series and with such voting powers, designation, preferences, limitations, restrictions and relative rights as the Board of Directors may determine in its sole discretion. **

99.2	Kun Peng International Ltd Press Release dated September 5, 2022. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	To be filed by amendment
**	Filed herewith

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SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

KUN PENG INTERNATIONAL LTD.

By:	/s/ ZHUANG Richun
Zhuang Richun, Chief Executive Officer

Date: September 5, 2022

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